UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2003

(Date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of registrant as specified in its chapter)

DELAWARE	000-24597	84-1208770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5395 Pearl Parkway, Boulder, Colorado 80301

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: 303-442-5455

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of April 22, 2003, entitled “Carrier Access Reports First Quarter 2003 Financial Results”.

Item 9. Regulation FD Disclosure (Pursuant to Item 12)

The registrant’s press release dated April 22, 2003, regarding its financial results for the quarter ended March 31, 2003, including unaudited consolidated financial statements for the period ended March 31, 2003, is Exhibit 99.1 of this Form 8-K, and is incorporated herein by reference. This information is being provided pursuant to the requirements of Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION (Registrant)

April 22, 2003	By:	/s/ Timothy R. Anderson
Timothy R. Anderson Chief Financial Officer (Authorized Signatory)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of April 22, 2003, entitled “Carrier Access Reports First Quarter 2003 Financial Results”.